UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2006





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




       REPUBLIC OF PANAMA             001-08430                72-0593134
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 (State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)



  777 N. Eldridge Parkway, Houston, Texas                        77079
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 (Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including Area Code:  (281) 870-5000
                                                     --------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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


Item 7.01         Regulation FD Disclosure

       We will be presenting information relating to McDermott International, Inc. and our operating units during investor meetings in New Orleans, Louisiana on March 21, 2006. The information presented will be available for a limited time on our website at www.mcdermott.com under "Investor Relations - Corporate Presentations."


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 McDERMOTT INTERNATIONAL, INC.





                                 By: /s/Michael S. Taff
                                     -------------------------------------------
                                     Michael S. Taff
                                     Vice President and Chief Accounting Officer

March 21, 2006

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